LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUSES, DATED MAY 1, 2012, OF

LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

CLASS I & CLASS II

The last sentence of the first paragraph of the legend on the cover of the fund’s Summary Prospectuses is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectuses.

Effective August 1, 2012, the fund will be renamed Western Asset Variable Global High Yield Bond Portfolio.

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